Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
The Committee approves equity grants for executive officers and other employees at the Board’s annual February meeting. In 2025, these grants were approved approximately one week after the announcement of our 2024 earnings. Equity awards for non-employee directors are generally granted following approval at the meetings of the Committee and Board of Directors in the second quarter of each year. Additionally, the Committee may, from time to time, grant one-time equity-based awards to key employees.
The Committee does not consider material non-public information when determining the timing and terms of equity-based awards. Similarly, the Company does not time the disclosure of material non-public information to influence the value of executive compensation.
Award Timing Method	The Committee does not consider material non-public information when determining the timing and terms of equity-based awards. Similarly, the Company does not time the disclosure of material non-public information to influence the value of executive compensation.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	The Committee does not consider material non-public information when determining the timing and terms of equity-based awards. Similarly, the Company does not time the disclosure of material non-public information to influence the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false